UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

8383 Preston Center Plaza Suite 360
Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Gary B. Wood, President
8383 Preston Center Plazza, Suite 360
Dallas, TX 75225
(Name and address of agent for service)

(972) 701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders.

(a)

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2024
(Unaudited)

Dear Shareholders,

Concorde Wealth Management Fund (the “Fund” or “CONWX”), managed by Concorde Investment Management, produced a net return of 8.63% for the six months ended March 31, 2024, the six months after the fiscal year ending September 31, 2023. This compares to various equity, fixed income and blended indices below.

Asset allocations as of March 31, 2024, were approximately 51.5% equities, including 7.5% in private equity, 27.1% in fixed income and cash equivalents and 21.5% in defensive/non-equity market correlated securities.

Please find below commentary on individual asset classes, securities and sectors which had notable positive or negative performance for the first half of the Fund’s fiscal year.

	Six Months Ended		Annualized	Annualized
	March 31, 2024	1 Year Ended	5 Years Ended	10 Years Ended
	(Unaudited)	March 31, 2024	March 31, 2024	March 31, 2024
Concorde Wealth Management Fund	8.63%	9.46%	7.56%	6.01%
Concorde Wealth Management
Blended Index	11.22%	10.18%	5.41%	5.10%
Bloomberg Barclays
U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	1.54%
Russell 1000 Value Index	19.34%	20.27%	10.32%	9.01%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass throughs), asset backed securities, and commercial mortgage backed securities.

Common Stocks

Chubb Ltd. and JP Morgan Chase are the two primary Finance sector holdings in the Fund and both had gains of greater than 25%. JP Morgan outperformed many other traditional bank stocks as their risk management and economies of scale are producing earnings gains. Chubb Ltd., also known for excellent underwriting and risk management, reported good results and we also see this as a good inflation hedge investment moving forward.

 The broad Information sector, which included our holdings in Microsoft and Warner Brothers Discovery, contributed mixed results. Warner shares fell 20% as investors continue to scrutinize the future of global streaming. We believe Warner has the scale to be a major player survivor and has made progress towards debt reduction that was increased when Discovery acquired the Warner assets in 2022. Microsoft, a Fund holding since 2005, rose 33% between October and March as the broad market, along with the technology sector, performed strongly. Despite the large price gains for Microsoft over recent periods, we believe it trades at reasonable valuations based on its market positions, balance sheet, free cash flow generation and growth prospects, despite its large revenue base.

The Manufacturing sector holds a large number of investments that are in a variety of business sectors. Returns were varied for the six-month period. Bunge Ltd., ExxonMobil, and Hershey had single digit total return losses as these generally defensive business models had good corporate results, but their stocks lagged as the broad market rose strongly, emphasizing growth and cyclical businesses. On the positive side, Abbvie, Hubbell, and Louisiana Pacific were the largest contributors with gains ranging from 21% to 49%. Abbvie rose as healthcare stocks moved back into favor and the market began to recognize the financial strength of the business and clarity regarding future product diversification. Hubbell and Louisiana Pacific both rose as the market began to grow less concerned about near tear domestic economic weakness and these businesses hold strong positions in their particular segments. Texas Instruments and Northrop Gruman rose modest single digits as near term results have been lackluster.

In the Mining, Quarrying and Oil & Gas Extraction sector (Energy and Royalty primarily), first half returns were mixed as performance strengthened in early 2024. Pioneer Natural Resources rose 17% as a merger with Exxon was announced and Dorchester Minerals rose 23%, outperforming other public royalty vehicles. Pioneer and Exxon will now trade together as the combination is structured as on all stock deal.

Amazon, Lowe’s and TJX Companies are retail holdings in the portfolio and all are significant allocations. These stocks rose 41%, 24% and 14% respectively as they were supported not only by the market trend but by fundamental reports that showed continued consumer spending strength. We believe that Amazon within their online sales business and TJX have the ability to maintain good trends even in a weaker economic environment. Lowe’s may be more sensitive to consumer homeowner spending although we believe single family valuations are likely to remain relatively strong with tight supply in the market.

Canadian Pacific Kansas City, the fully integrated North American railroad network, rose 18% as management continues to integrate the merged KC Southern with Canadian Pacific. More efficient operations along with the ongoing onshoring and reindustrialization trends in North America should lead to greater growth and profitability over the next 5 years. Energy Transfer, our holding in energy infrastructure, rose 16% on a total return basis which includes a significant quarterly dividend. Measured growth potential is available to Energy Transfer, particularly in the natural gas and natural gas liquids segments.

JP Morgan Ultra Short and PIMCO Enhance Short Maturity Active are two exchange traded funds that have been used for active cash management over the last 2-3 years. Total returns have included appreciation along with growing cash distributions since the pandemic market disruption in

2020-2021. These funds both contributed a total return greater than 3% for the 6-month period and are distributing cash at a greater than 5% annual rate.

The Absolute Convertible Arbitrage Fund had a 3.7% 6-month return as of March 31 as this strategy has good total return potential looking forward including a growing cash distribution. This strategy also should hold up well if bond yields continue to move higher, as it displayed in calendar 2022.

Among the Closed End Fund holdings, all three had positive returns although each represents quite different exposures. The Sprott Physical Gold Trust is our primary precious metals investment (backed by physical gold stored at a Canadian Trust) and rose 20%, tracking physical gold pricing. The PIMCO Flexible Credit Income fund, with investments primarily in the residential mortgage, commercial real estate and corporate sectors, has holdings in both public and private credit. The Fund had a 10% total return for the period, including a significant 9% annualized cash distribution, and is continuing to recover from a difficult 2022 performance. The Pioneer ILS Fund had an 8.75% gain in this 6-month window and a gain of 18.66% for the 12 months ending 12/31/23.  The risk allocation for the entire fund is spread globally and by peril.  The fund continues to deliver non correlated returns that were the purpose and goal for investing with Pioneer.

The Fund continues to hold a position in various U.S. Government Obligations, providing a short-term exposure in the bond market along with growing interest income. This group of holdings ranges from 6-month Treasury Bills to 5-year Treasury Notes. Combined, the total return for this segment representing about 13% of Fund assets, was between 2-3%.

The Fund held a group of short-term corporate bonds and adjustable-rate preferred stocks as of March 31st. The four short term corporate issues had positive returns between 3.7% and 6.5%, consisting primarily of coupon interest payments along with a small amount of appreciation. These holdings all have a maturity of 5 years or shorter. The 2 adjustable-rate preferred stocks, the BP Capital Markets 4.375% and the JP Morgan 6.10% issue, had total returns of 4-5% for the 6 months. We continue to look for additional attractive securities in the security type.

Position Changes – Common Stocks

During the first half of the fiscal year there were a modest number of new positions and complete exits of stock positions. The Fund added Moderna and JP Morgan Nasdaq Equity Premium Income Fund. Moderna was a previous holding that became available at attractive levels and the JP Morgan Nasdaq Income strategy will generate significant income and growth upside with low volatility.

The Fund exited DuPont and Medical Properties Trust. DuPont forecast slower business for an extended time period and we were able to sell after recent gains. Medical Properties management has elected to pursue a strategy regarding a troubled tenant that we believe is not the best alternative for that situation and is significant to company valuation.

Private Funds

The seven private equity investments held in the Fund at March 31, 2024 are LLR Equity Partners V, L.P. (“LLR V”), LLR Equity Partners VII, L.P. (“LLR VII”) LRVHealth, L.P. (“LRVHealth”), RCP Select Capital Fund, LP, SPAC Opportunity Partners LLC, Moran Tice 2020 Fund, the Hayman Hong Kong Opportunities Onshore Fund, and CLI Capital.

LLR Partners is a lower middle market private equity firm committed to creating long-term value by growing portfolio companies. They invest in a targeted set of industries, with a focus on technology and services businesses. Founded in 1999 and with more than $3 billion raised across five funds, LLR Partners is a flexible provider of capital for growth, recapitalizations, and buyouts. LLR V is a $1 billion fund that the Fund has committed $1 million to invest. The Fund has had 97% of its commitment called and the investment returned 19.89% net IRR through 12/31/23. Concorde has been thrilled with this investment and recently committed to LLR VII although no capital has been called for the new fund as of 3/31/24.

The Fund has a commitment to a health care related venture firm called LRVHealth. LRVHealth is an “Inside Healthcare” venture capital platform that was established in 2000 by an experienced team of healthcare investors, operators, and advisors. LRVHealth’s investors include leading provider, payer, and vendor organizations who collaborate to identify, invest in, and adopt innovative solutions to the industry’s most pressing needs. The Fund is down 14.2% over the last 6 months almost entirely due to a decline in the public market stocks used a market comparable in their mark-to-market analysis and the General Partner believes theses are temporary.

Moran Tice 2020 Fund is a commitment and is related to the investment theory of a dislocated price between small gold miners and the price of gold itself. In additional to our defensive positioning in the Sprott Physical Gold Trust, this position, which is less than 1% of the Fund’s assets, is to take advantage of the underpricing of gold as it relates to deficit spending and specifically the additional price dislocation between small and large precious metal miners.  It is down 8.8% for the last 6 months although up 3.3% for the first 3 months of 2024.  With gold at $2200/ ounce the underlying miners of the fund trades at 5x operating cashflow which is quite low relative to history.

RCP Select Capital is a real estate investment fund focusing on multi-family development. It is fully called and the fund commitment is $500k or 1.3% of the fund assets as of 3/31/2024.  The Fund holds the investment at cost given the long-term nature of real estate holdings and the development cycle.  While interest rates have moved rapidly, the underlying assets are in development and therefore still held at cost.

SPAC Opportunity Partners is run out of Atlanta and the principals are known to Concorde.  The SPAC market itself has effectively folded and while our holding in the Opportunity Partners Fund holds direct exposure to the General Partner, the performance has been abysmal.  They do have a few transactions pending but are also under pressure. As of 3/31/24 the value of the CONWX holding is $27.9k and is down 97% overall.  We do not expect any meaningful recovery for this investment.

Hong Kong Opportunities Fund was an investment made by CONWX in 2022.  The General Partner of the Fund is Kyle Bass, a well-known investor that is known to Concorde.  The investment strategy of the Fund is that benefits from the stresses imposed on the Hong Kong Monetary Authority’s Linked Exchange Rate System from the Chinese financial and monetary system as well as the United States’ inflationary and monetary environment.  The risk reward profile for the investment was attractive however the decay related to the derivatives used by the fund has driven the return to 0.  No meaningful recovery available with this investment.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Managing Director
Concorde Investment Management

Gary B. Wood, Ph.D.
Managing Director
Concorde Investment Management

John A. Stetter
Managing Director
Concorde Investment Management

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR
March 31, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2024.  Percentages expressed exclude written options.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
March 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS – 55.7%
Finance and Insurance – 4.1%
Chubb Ltd.	2,700	$699,651
JPMorgan Chase & Co.(a)	4,300	861,290
		1,560,941
Information – 4.5%
Microsoft Corp.	2,900	1,220,088
Warner Bros Discovery, Inc.(b)	60,250	525,983
		1,746,071
Manufacturing – 17.1%
AbbVie, Inc.	5,700	1,037,969
Bunge Global SA	6,050	620,246
Exxon Mobil Corp.	7,300	848,552
Hershey Co.	2,790	542,655
Hubbell, Inc.	1,600	664,080
Johnson & Johnson	4,800	759,312
Louisiana-Pacific Corp.	7,600	637,716
Moderna, Inc.(a)(b)	3,200	340,992
Northrop Grumman Corp.	1,200	574,392
Texas Instruments, Inc.	3,200	557,472
		6,583,386
Mining, Quarrying, and Oil and Gas Extraction – 17.9%
Black Stone Minerals LP	68,668	1,097,315
Dorchester Minerals LP	23,500	792,420
Franco-Nevada Corp.	5,600	667,296
Martin Marietta Materials, Inc.	1,000	613,940
Pioneer Natural Resources Co.	4,750	1,246,875
Texas Pacific Land Corp.	4,335	2,507,841
		6,925,687
Real Estate and Rental and Leasing – 1.4%
Howard Hughes Holdings, Inc.(b)	7,500	544,650

Retail Trade – 5.9%
Amazon.com, Inc.(b)	5,200	937,976
Lowe’s Cos., Inc.(a)	2,800	713,244
TJX Cos., Inc.	6,000	608,520
		2,259,740
Transportation and Warehousing – 1.7%
Canadian Pacific Kansas City Ltd.	7,500	661,275

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS (Continued)
Wholesale Trade – 3.1%
Energy Transfer LP	75,000	$1,179,750
TOTAL COMMON STOCKS (Cost $10,859,234)		21,461,500

	Principal
	Amounts
U.S. TREASURY OBLIGATIONS – 8.9%
United States Treasury Notes
2.38%, 08/15/2024	1,500,000	1,483,520
2.25%, 11/15/2024	500,000	490,938
4.38%, 08/15/2026	500,000	498,223
3.25%, 06/30/2029	1,000,000	954,257
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,449,280)		3,426,938

	Capital
	Contributions
PRIVATE FUNDS – 7.6%(a)
CLI Capital(c)	$45,455	238,687
Hayman Hong Kong Opportunities Fund, L.P.(c)	500,000	—
LLR Equity Partners V, L.P.(c)	990,000	1,520,962
LRVHealth, L.P.(c)	465,000	429,539
Moran Tice 20:20 Fund, L.P.(c)	250,000	216,432
RCP Select Capital Fund, L.P.(c)	500,000	500,000
SPAC Opportunity Partners, LLC – Class A(c)	1,000,000	25,311
TOTAL PRIVATE FUNDS (Cost $3,647,830)		2,930,931

	Shares
CLOSED END FUNDS – 7.1%
PIMCO Flexible Credit Income Fund – Class Institutional(c)	58,813	410,518
Pioneer ILS Interval Fund(c)	117,583	1,044,135
Sprott Physical Gold Trust(b)(c)	74,500	1,288,850
TOTAL CLOSED END FUNDS (Cost $2,473,110)		2,743,503

EXCHANGE TRADED FUNDS – 5.2%
JPMorgan Nasdaq Equity Premium Income ETF	7,200	390,528
JPMorgan Ultra-Short Income ETF	20,000	1,009,000
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	6,000	603,240
TOTAL EXCHANGE TRADED FUNDS (Cost $2,002,465)		2,002,768

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2024 (Unaudited)

	Principal
	Amounts	Value
CORPORATE BONDS – 2.2%
Energy – 0.4%
BP Capital Markets PLC, 4.38% to 09/22/2025
then 5 yr. CMT Rate + 4.04%, Perpetual	$150,000	$146,996

Finance and Insurance – 0.7%
Discover Financial Services, 3.75%, 03/04/2025	150,000	147,289
JPMorgan Chase & Co., 6.10% to 10/01/2024
then 3 mo. Term SOFR + 3.59%, Perpetual	150,000	150,100
		297,389
Manufacturing – 0.3%
Motorola Solutions, Inc., 7.50%, 05/15/2025	100,000	101,579

Mining, Quarrying, and Oil and Gas Extraction – 0.4%
Freeport-McMoRan, Inc., 4.13%, 03/01/2028	150,000	143,328

Utilities – 0.4%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	150,000	150,046
TOTAL CORPORATE BONDS (Cost $849,547)		839,338

	Shares
REAL ESTATE INVESTMENT TRUSTS – 1.6%
First Industrial Realty Trust, Inc.	12,000	630,480
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $514,597)		630,480

OPEN END FUNDS – 1.5%
Absolute Convertible Arbitrage Fund – Class Institutional	23,863	266,548
Cohen & Steers Institutional Realty Shares, Inc.	6,895	316,263
TOTAL OPEN END FUNDS (Cost $542,852)		582,811

	Principal
	Amounts
SHORT-TERM INVESTMENTS – 9.9%
Money Market Funds – 6.1%
Invesco Government & Agency Portfolio – Class Institutional, 5.24%(d)	$472,080	472,080
Morgan Stanley Institutional Liquidity Fund Government Portfolio –
Class Institutional, 5.21%(d)	1,858,786	1,858,787
		2,330,867

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2024 (Unaudited)

	Principal
	Amounts	Value
U.S. Treasury Bills – 3.8%
5.19%, 08/22/2024(e)	$1,500,000	$1,469,425
TOTAL SHORT-TERM INVESTMENTS (Cost $3,800,718)		3,800,292
TOTAL INVESTMENTS – 99.7% (Cost $28,139,633)		38,418,561
Other Assets in Excess of Liabilities – 0.3%		102,296
TOTAL NET ASSETS – 100.0%		$38,520,857

Percentages are stated as a percent of net assets.
CMT – Constant Maturity Treasury Rate
PLC – Public Limited Company
SA – Sociedad Anónima
SOFR – Secured Overnight Financing Rate

(a)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $5,674,434 or 14.7% of net assets as of March 31, 2024.

(d)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(e)	The rate shown is the effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF OPTIONS WRITTEN
March 31, 2024 (Unaudited)

	Notional
	Amount	Contracts	Value
OPTIONS WRITTEN – 0.0%(a)(b)(c)
Call Options – 0.0%(b)
JPMorgan Chase & Co.,
Expiration: 04/19/2024; Exercise Price: $207.50	$(440,660)	(22)	$(3,102)
Lowe’s Cos., Inc.,
Expiration: 04/19/2024; Exercise Price: $265.00	(127,365)	(5)	(575)
Moderna, Inc.,
Expiration: 04/05/2024; Exercise Price: $109.00	(159,840)	(15)	(2,415)
Total Call Options			(6,092)
TOTAL OPTIONS WRITTEN (Premiums received $6,823)			(6,092)

Percentages are stated as a percent of net assets.
(a)	Exchange-traded.
(b)	Represents less than 0.05% of net assets.
(c)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $28,139,633)	$38,418,561
Cash	1,714
Dividends and interest receivable	132,260
Prepaid expenses	29,572
TOTAL ASSETS	38,582,107

LIABILITIES
Investments in written options, at fair value (premiums received $6,823)	6,092
Investment advisory fee payable (Note 6)	25,515
Investment Securities Purchased	11,912
Accrued directors fees and expenses	111
Accrued other expenses	17,620
TOTAL LIABILITIES	61,250
NET ASSETS	$38,520,857
Composition of Net Assets:
Net capital paid in on shares of capital stock	$29,007,263
Total distributable earnings	9,513,594
NET ASSETS	$38,520,857
Capital shares outstanding	2,106,116
Net asset value, offering price and redemption price per share	$18.29

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS
For the Six Month Period Ended March 31, 2024 (Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $899)	$450,406
Interest	182,139
Total investment income	632,545
Expenses
Investment advisory fees (Note 6)	145,628
Administration fees (Note 7)	26,779
Professional fees	25,300
Sub-transfer agent fees (Note 7)	23,283
Fund accounting fees (Note 7)	12,840
Transfer agent fees (Note 7)	7,700
Custody fees (Note 7)	5,793
Insurance expense	5,498
Federal and state registration fees	2,315
Directors fees and expenses	861
Printing, postage and delivery	687
Other expenses	10,955
Total expenses	267,639
NET INVESTMENT INCOME	364,906
REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	427,749
Written options	9,679
Net realized gain	437,428
Net change in unrealized appreciation on:
Investments	2,324,872
Written options	4,272
Net change in unrealized appreciation	2,329,144
NET REALIZED AND UNREALIZED GAIN	2,766,572
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,131,478

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2024	Year Ended
	(Unaudited)	Sep. 30, 2023
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$364,906	$408,515
Net realized gain from investments, written options and
capital gain distributions from investment companies	437,428	743,153
Net change in unrealized appreciation
on investments and written options	2,329,144	748,036
Net increase in net assets resulting from operations	3,131,478	1,899,704
DISTRIBUTIONS TO SHAREHOLDERS	(772,807)	(2,749,057)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	602,451	1,678,679
Dividends reinvested	772,807	2,749,057
Cost of shares redeemed	(1,205,087)	(2,212,808)
Net increase in net assets derived from capital share transactions	170,171	2,214,928
Total increase in net assets	2,528,842	1,365,575
NET ASSETS
Beginning of period	35,992,015	34,626,440
End of period	$38,520,857	$35,992,015
CHANGES IN SHARES OUTSTANDING
Shares sold	34,892	93,657
Shares issued in reinvestment of distributions	44,671	154,789
Shares redeemed	(69,779)	(127,043)
Net increase	9,784	121,403

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2024(1)	Year Ended September 30,
	(Unaudited)	2023	2022	2021	2020	2019
PER SHARE OPERATING
PERFORMANCE:
(for a share of capital stock outstanding
throughout the period):
Net asset value, beginning of period	$17.17	$17.53	$19.29	$15.79	$15.58	$16.49
Income (loss) from investment operations:
Net investment income (2)	0.19	0.20	0.36	0.06	0.12	0.09
Net realized and unrealized gain (loss)
on investment transactions	1.30	0.82	(1.41)	4.09	0.44	(0.29)
Total from investment operations	1.49	1.02	(1.05)	4.15	0.56	(0.20)
Less distributions from:
Net investment income	(0.37)	(0.06)	(0.26)	(0.17)	(0.22)	(0.06)
Net realized gains	—	(1.32)	(0.45)	(0.48)	(0.13)	(0.65)
Total distributions	(0.37)	(1.38)	(0.71)	(0.65)	(0.35)	(0.71)
Net asset value, end of period	$18.29	$17.17	$17.53	$19.29	$15.79	$15.58
TOTAL RETURN(3)	8.63%	5.57%	-5.40%	26.61%	3.54%	-0.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$38,520	$35,992	$34,626	$39,074	$25,925	$25,457
Ratio of expenses to average net assets	1.47%	1.44%	1.41%	1.46%	1.68%	1.68%
Ratio of net investment income (loss)
to average net assets	1.46%	1.05%	1.88%	0.32%	0.77%	0.60%
Portfolio turnover rate	11%	28%	28%	12%	36%	24%

(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)	Based on average shares outstanding during the year.
(3)	The return for the period does not include adjustments made related to valuation information obtained subsequent to period end.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund”), is a diversified separate series of Concorde Funds, Inc. (the “Company”). Each series of the Company is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objectives of the Fund are protection of capital and growth in value. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. Any such reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Company for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with Federal income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, as dividends to its shareholders on an annual basis. Distributions from net investment income and capital gains are generally declared and paid annually in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for Federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible decline in the value of securities it holds, the Fund may write covered call options and write put options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities it holds or to generate additional income when certain securities are locked in a trading range. With regards to hedging against a possible decline, the Fund may sell covered calls with strike prices below the price of a security at the time of writing the call. Regarding additional income, the Fund may sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the fair value price of the subject security.

COMMITMENTS

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners V, L.P., a limited partnership. The capital commitment of this investment is $1,000,000. The remaining commitment as of March 31, 2024, is $80,000 and distributions subject to recall total $124,692.

On March 15, 2019, the Fund executed an agreement to invest in LRVHealth, L.P., a limited partnership. The capital commitment of this investment is $500,000. The remaining commitment as of March 31, 2024 is $125,000.

Note 2 – Securities Valuation

Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde” or the “Advisor”) has established fair value methodologies for determining and calculating the fair value of Fund investments, in its capacity as the “valuation designee” under Rule 2a-5 of the Investment Company Act of 1940. The Company’s Board of Directors (the “Board”) oversees the valuation designee.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value in accordance with U.S. GAAP and requires disclosure about fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The three levels of inputs are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability at the measurement date and would be based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

Mutual Funds – Mutual funds, including open and closed-end funds, are generally priced at the ending NAV provided by the service agent of the mutual funds and are categorized in Level 1 of the fair value hierarchy.

Investment Funds – Investment funds that are private funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a private fund does not report a value to the Fund on a timely basis, the Advisor will determine the fair value of the Fund’s investment based on the most recent NAV reported by the private fund, as well as any other relevant information available at the time the Fund values its investments. It is anticipated that fair value, portfolio holdings and other value information of the private funds could be available on no more than a semi-annual basis, with up to a 90 day lag. In the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the private fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investment funds may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets and NAV reflected for financial statement purposes may differ from the reported NAV of the Fund as of March 31, 2024. Investment funds are categorized in Level 3 of the fair value hierarchy unless measured at fair value using the NAV per share (or its equivalent), in which case, practical expedient is used for private funds and are not categorized in the fair value hierarchy.

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are valued at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange. If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

As a general matter, the fair value of the Fund’s interest in investment funds that are private funds (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the NAV practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Advisor will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. In the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith by the Advisor. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be fair valued under fair value methodologies established and applied by the Advisor. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

Additional information on each illiquid restricted security held by the Fund on March 31, 2024 is as follows:

	Initial	Shares/			% of
	Acquisition	Capital			Net
Security	Date	Contributions	Cost	Fair Value	Assets
Sprott Physical Gold Trust	October 17, 2014	74,500	$758,110	$1,288,850	3.35%
LLR Equity Partners V, L.P.	March 14, 2018	990,000	739,531	1,520,962	3.94
PIMCO Flexible Credit Income
Fund – Institutional Class	March 15, 2018	58,813	575,000	410,518	1.07
Pioneer ILS Interval Fund	August 27, 2018	117,583	1,140,000	1,044,135	2.71
LRVHealth, L.P.	July 16, 2019	465,000	408,299	429,539	1.12
Moran Tice 20:20 Fund, L.P.	July 31, 2020	250,000	250,000	216,432	0.56
SPAC Opportunity
Partners, LLC – Class A	March 24, 2021	1,000,000	1,000,000	25,311	0.07
RCP Select Capital Fund, L.P.	June 7, 2021	500,000	500,000	500,000	1.30
Hayman Hong Kong
Opportunities Fund, L.P.	May 6, 2022	500,000	500,000	—	—
CLI Capital	December 20, 2022	45,455	250,000	238,687	0.62
			$6,120,940	$5,674,434	14.74%

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of March 31, 2024.

	Practical				Total
Investments – Assets:	Expedient*	Level 1	Level 2	Level 3	Fair Value
Common Stocks**	$—	$21,461,500	$—	$—	$21,461,500
U.S. Treasury Obligations	—	—	3,426,938	—	3,426,938
Private Funds	2,930,931^	—	—	—	2,930,931
Closed-End Funds	—	2,743,503	—	—	2,743,503
Exchange Traded Funds	—	2,002,768	—	—	2,002,768
Corporate Bonds**	—	—	839,338	—	839,338
REITs**	—	630,480	—	—	630,480
Open-End Funds	—	582,811	—	—	582,811
Money Market Funds	—	2,330,867	—	—	2,330,867
U.S. Treasury Bills	—	—	1,469,425	—	1,469,425
Total Investments	$2,930,931	$29,751,929	$5,735,701	$—	$38,418,561
Other Financial Instruments — Liabilities:
Written Options	$—	$(6,092)	$—	$—	$(6,092)

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

**	See Schedule of Investments for industry classifications.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
CLI Capital	No	Not	To generate	Real estate investment	None
		Applicable	income from	trust (REIT) that primarily
			the various	invests in direct mortgage loans
			loans and bonds	and other debt obligations
			purchased.	secured by real estate assets.
They concentrate in providing
mortgage financing and
investing in mortgage loans of
niche markets with limited
competition for short-term to
mid-term lending needs.
The Company makes interim
construction and short-term
to mid-term loans for the
acquisition, renovation and
construction of facilities in
these markets.

Hayman Hong Kong	Yes	30 Days	To generate	Non-diversified portfolio	None
Opportunities			superior risk-	investing in foreign currency
			adjusted rates	forward and option contracts
			of return	and options of East Asia
Countries, may invest in
interest rate derivatives to
benefit from the stresses imposed
on the Hong Kong Monetary
Authority’s Linked Exchange
Rate System. Will seek to
exploit opportunities in the
foreign exchange and interest
rate markets in Asia.

LLR Equity	No	Not	Capital	Diversified portfolio of equity	Not
Partners V, L.P.		Applicable	Appreciation	investments in lower middle	Applicable
market growth companies
primarily focused on software
and services.

LRVHealth, L.P.	No	Not	Capital	Non-diversified portfolio of	Not
		Applicable	Appreciation	insurance-linked securities.	Applicable

Moran Tice	Yes	30 days	Value	Diversified portfolio of	None
20:20 Fund L.P.				investments the Investment
Manager believes will be
influenced by macro-economic
trends and/or event-driven
situations.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
SPAC Opportunity	Yes	93 days	Capital	Diversified portfolio of	2 years
Partners, LLC – Class A			Appreciation	special purpose acquisition
companies, or “SPACs”.

RCP Select	No	Not	Total Return	Diversified portfolio of	Not
Capital Fund, L.P.		Applicable		ground-up development,	Applicable
value-add and income
producing real estate projects
and real estate financings the
Investment Manager expects
to achieve high internal
rates of return.

LEVEL 3 RECONCILIATION DISCLOSURE

The Fund did not hold any investments during the period ended March 31, 2024 with significant unobservable inputs which would be classified as Level 3.

Note 3 – Derivative Instruments

The average monthly value outstanding of options written during the fiscal year ended March 31, 2024 for the Fund was $17,195.

The following is a summary of the effect of derivative instruments on the Fund’s Statements of Assets and Liabilities as of March 31, 2024:

	Asset Derivatives,	Liability Derivatives,
Equity Risk Contracts	Investments, at value	Written Options, at value
Written Options	$ —	$6,092
The following is a summary of the effect of derivative instruments on the Fund’s Statements of Operations as of March 31, 2024:

	Realized	Change in Unrealized
Equity Risk Contracts	Gain (Loss)	Appreciation (Depreciation)
Written Options	$9,679	$4,272

Note 4 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the year ended March 31, 2024, were $3,609,354 and $4,002,416, respectively.

The Fund did not have any purchases or sales/maturities of long-term U.S. government obligations during the year ended March 31, 2024.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but they are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the Fund’s investments in fixed income securities, the value of the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in credit ratings of the Fund’s portfolio of debt securities. Current market conditions pose heightened risks for funds that invest in debt securities given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of the Fund’s investments in debt securities to decrease. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. Many debt securities previously utilized LIBOR as the reference or benchmark rate for variable interest calculations. As of June 30, 2023, the ICE Benchmark Administration (“IBA”), as LIBOR administrator, ceased publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. The U.S. Congress passed the Adjustable Interest Rate (LIBOR) Act on March 15, 2022. The LIBOR Act replaces references to LIBOR for U.S. contracts that did not mature before June 30, 2023 with benchmark replacements based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and is published daily by the Federal Reserve Bank of New York. The benchmark replacement rate may not have the same value or economic equivalence as LIBOR. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s exit from the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the financial markets.

These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of fixed income or other securities held by the Fund and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. The investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Exchange Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and, if so, it will be subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments; accounting standards or governmental supervision that are not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity in foreign markets; and less protection. In addition, policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Private Funds Risk. The sale or transfer of investments in private funds may be limited or prohibited by contract or law. Private funds are generally fair valued in good faith by the Advisor, as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent that the Fund finds it difficult to sell these securities when the Advisor believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally, the price of smaller companies may decline more in response to selling pressures.

Style Risk. The Advisor generally follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 6 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. The Advisor provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the period ended March 31, 2024, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $145,628 for the year ended March 31, 2024, of which $25,515 was payable at March 31, 2024. Certain officers and directors of the Company are also officers and directors of Concorde.

Note 7 – Service Organizations

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of Fund Services, serves as the Fund’s custodian. Fees incurred by the Fund to Fund Services and USB during the period ended March 31, 2024, were $47,319 and $57,793, respectively, of which $8,493, and $1,799, respectively, were payable at March 31, 2024.

The Company has an administrative agreement with National Financial Services, LLC (“NFS”). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the year ended March 31, 2024 were $23,283, of which $5,635 was payable at March 31, 2024.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Tax Information

At September 30, 2023, the Fund’s most recent fiscal year end, the Fund’s investments and components of total distributable earnings on a tax basis were as follows:

Federal Tax Cost of Investments	$27,799,544
Gross Tax Unrealized Appreciation	$9,794,621
Gross Tax Unrealized Depreciation	(3,017,539)
Net Tax Unrealized Appreciation	6,777,262
Undistributed Ordinary Income	171,755
Undistributed Long-Term Gains	1,055,253
Other Accumulated Gain	0
Total Distributable Earnings	$8,004,270

The difference between book-basis and tax-basis net unrealized appreciation is primarily attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company and adjustments to the tax basis of investments in partnerships.

At September 30, 2023, the Fund’s fiscal year end, the Fund had no tax basis capital loss carryovers to offset future capital gains. The Fund did not utilize a capital loss carryover during the year ended September 30, 2023, the Fund’s fiscal year end. The Fund had no late year loss deferrals and no post-October loss.

The tax character of distributions paid during the year ended September 30, 2023 and year ended September 30, 2022 was as follows:

	September 30, 2023	September 30, 2022
Ordinary income(1)	$587,003	$364,457
Long-term capital gain	841,810	1,428,813
	$687,020	$1,051,477

(1)	Ordinary income includes short-term capital gains.

Note 9 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent March 31, 2024, through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit to its report on Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s complete schedule of portfolio holdings on the SEC’s website at http://www.sec.gov.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 100.00% of the dividends declared from net investment income during the year ended September 30, 2023, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003. Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was 77.27%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. While the Fund does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/23	Value – 3/31/24	Six Months Ended 3/31/24
Actual	$1,000.00	$1,086.30	$7.65
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.67	$7.40

*
Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period ended March 31, 2024).

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
Harold E. Schneider
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
doing business as
  U.S. Bank Global Fund Services
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to this report.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this report.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant's securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(5)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*     /s/Gary B. Wood
Gary B. Wood, President/Principal Executive Officer

Date    June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Gary B. Wood
Gary B. Wood, President/Principal Executive Officer

Date    June 7, 2024

By (Signature and Title)*     /s/Gregory B. Wood
Gregory B. Wood, Treasurer/Principal Financial Officer

Date    June 7, 2024

* Print the name and title of each signing officer under his or her signature.